Exhibit 99.2

On April 1, 2019, Verizon Communications Inc. (Verizon or the Company) reorganized its operating structure into two new reportable segments, which we refer to as Verizon 2.0. Previously, the reportable segments consisted of Wireless and Wireline. Pursuant to the reorganization, the new reportable segments are the Verizon Consumer Group and the Verizon Business Group, which we operate and manage as strategic business units that provide communications, information and entertainment products and services to our customers.

As a convenience to investors, we are providing unaudited historical information that recasts the financial and operating results for these reorganized reportable segments for each of the nine consecutive quarters ended March 31, 2019, and financial information for each of the three consecutive fiscal years ended December 31, 2018. In addition, we are providing a reconciliation of results from Verizon 2.0 to our historical results. Consolidated Verizon results remain unchanged from previously reported historical results.

Verizon Communications Inc.

Table of Contents

Consumer - Selected Financial Results	3

Consumer - Selected Operating Statistics	4

Business - Selected Financial Results	5

Business - Selected Operating Statistics	6

Supplemental Information	7

Non-GAAP Reconciliations and Notes	12

Verizon Communications Inc.

Consumer - Selected Financial Results

(dollars in millions)
	2016	2017					2018					2019
Unaudited	Full Year	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	1Q

Operating Revenues
Service	$67,485	$15,980	$15,844	$16,012	$15,997	$63,833	$15,824	$16,049	$16,193	$16,157	$64,223	$16,259
Wireless equipment	16,372	3,472	3,950	3,990	5,880	17,292	4,270	4,251	4,508	5,846	18,875	4,166
Other	5,644	1,451	1,479	1,482	1,517	5,929	1,533	1,703	1,698	1,730	6,664	1,723
Total Operating Revenues	89,501	20,903	21,273	21,484	23,394	87,054	21,627	22,003	22,399	23,733	89,762	22,148

Operating Expenses
Cost of services	15,101	3,717	3,764	3,814	3,686	14,981	3,773	3,842	3,850	3,870	15,335	3,879
Cost of wireless equipment	18,247	3,831	3,942	3,905	6,035	17,713	4,273	4,296	4,379	5,815	18,763	4,142
Selling, general and administrative expense	18,832	4,315	4,136	4,191	4,650	17,292	3,671	3,808	3,947	4,275	15,701	3,983
Depreciation and amortization expense	10,792	2,781	2,842	2,857	2,828	11,308	2,975	2,997	3,010	2,970	11,952	2,894
Total Operating Expenses	62,972	14,644	14,684	14,767	17,199	61,294	14,692	14,943	15,186	16,930	61,751	14,898

Operating Income	$26,529	$6,259	$6,589	$6,717	$6,195	$25,760	$6,935	$7,060	$7,213	$6,803	$28,011	$7,250
Operating Income Margin	29.6%	29.9%	31.0%	31.3%	26.5%	29.6%	32.1%	32.1%	32.2%	28.7%	31.2%	32.7%

Segment EBITDA	$37,321	$9,040	$9,431	$9,574	$9,023	$37,068	$9,910	$10,057	$10,223	$9,773	$39,963	$10,144
Segment EBITDA Margin	41.7%	43.2%	44.3%	44.6%	38.6%	42.6%	45.8%	45.7%	45.6%	41.2%	44.5%	45.8%

Footnotes:
The segment financial results and metrics above are adjusted to exclude the effects of special items, as the Company’s chief operating decision maker excludes these items in assessing segment performance.

Certain intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Consumer - Selected Operating Statistics

	2017				2018				2019
Unaudited	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
Connections (‘000):
Wireless retail postpaid connections	87,988	88,210	88,380	89,068	88,924	88,984	89,062	89,861	89,580
Wireless retail prepaid connections	5,430	5,448	5,588	5,403	5,068	4,832	4,736	4,646	4,479
Total wireless retail connections	93,418	93,658	93,968	94,471	93,992	93,816	93,798	94,507	94,059

Fios video connections	4,612	4,596	4,577	4,548	4,525	4,487	4,423	4,377	4,322
Fios Internet connections	5,417	5,460	5,521	5,565	5,627	5,663	5,711	5,760	5,808
Fios digital voice residence connections	3,887	3,909	3,920	3,905	3,891	3,863	3,833	3,803	3,758
Fios digital connections	13,916	13,965	14,018	14,018	14,043	14,013	13,967	13,940	13,888
Broadband connections	6,475	6,457	6,453	6,441	6,454	6,447	6,452	6,460	6,476
Voice connections	7,340	7,213	7,078	6,928	6,786	6,631	6,480	6,332	6,184

Gross Additions (‘000):
Wireless retail postpaid	2,467	2,650	2,733	3,356	2,634	2,617	2,850	3,643	2,714

Net Additions Detail (‘000) (1) :
Wireless retail postpaid	(523)	280	237	768	(55)	147	151	886	(201)
Wireless retail prepaid	(17)	19	139	(184)	(335)	(236)	(96)	(90)	(176)
Total wireless retail	(540)	299	376	584	(390)	(89)	55	796	(377)

Wireless retail postpaid phones	(379)	190	108	279	(153)	17	112	522	(163)

Fios video	(14)	(16)	(19)	(29)	(23)	(38)	(64)	(46)	(55)
Fios Internet	31	43	61	44	62	36	48	49	48
Fios digital voice residence	(8)	22	11	(15)	(14)	(28)	(30)	(30)	(45)
Fios digital	9	49	53	—	25	(30)	(46)	(27)	(52)
Broadband	(23)	(18)	(4)	(12)	13	(7)	5	8	16
Voice	(160)	(127)	(135)	(150)	(142)	(155)	(151)	(148)	(148)

Churn Rate:
Wireless retail postpaid	1.13%	0.90%	0.94%	0.97%	1.01%	0.93%	1.01%	1.03%	1.08%
Wireless retail postpaid phones	0.86%	0.67%	0.73%	0.75%	0.77%	0.71%	0.77%	0.77%	0.81%
Wireless retail	1.42%	1.19%	1.22%	1.27%	1.31%	1.19%	1.24%	1.24%	1.32%

Revenue Statistics (in millions) :
Wireless service revenue	$13,009	$12,881	$13,034	$13,030	$12,881	$13,122	$13,257	$13,199	$13,357
Fios revenues	$2,700	$2,706	$2,746	$2,751	$2,734	$2,738	$2,764	$2,820	$2,764

Other Wireless Statistics :
Wireless retail postpaid ARPA (2) (3)	$115.72	$114.05	$115.07	$114.33	$113.44	$115.53	$117.06	$115.87	$117.45
Wireless retail postpaid accounts ('000) (4)	34,201	34,222	34,215	34,220	34,109	34,045	34,005	34,086	33,958
Wireless retail postpaid connections per account (4)	2.57	2.58	2.58	2.60	2.61	2.61	2.62	2.64	2.64
Wireless retail postpaid upgrade rate (4)	5.1%	5.6%	5.5%	7.5%	5.0%	5.1%	5.1%	6.6%	4.4%
Total wireless Internet postpaid base (4)	15.1%	15.2%	15.3%	15.7%	15.8%	15.9%	15.9%	16.1%	16.1%

Footnotes:
(1) Connection net additions exclude acquisitions and adjustments.

(2) Wireless retail postpaid ARPA - average service revenue per account from retail postpaid accounts.

(3) ARPA for periods beginning after January 1, 2018 reflect the adoption of Accounting Standard Update 2014-09, “Revenue from Contracts with Customers (Topic 606)”. ARPA for periods ending prior to January 1, 2018 were calculated based on the guidance per ASC Topic 605, "Revenue Recognition". Accordingly, amounts are not calculated on a comparative basis.

(4) Statistics presented as of end of period.

The segment financial results and metrics above are adjusted to exclude the effects of special items, as the Company’s chief operating decision maker excludes these items in assessing segment performance.

Certain Intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Business - Selected Financial Results

										(dollars in millions)
	2016	2017					2018					2019
Unaudited	Full Year	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	1Q

Operating Revenues
Global Enterprise	$11,364	$2,865	$2,859	$2,827	$2,898	$11,449	$2,826	$2,808	$2,782	$2,785	$11,201	$2,691
Small and Medium Business	9,034	2,322	2,400	2,450	2,639	9,811	2,534	2,642	2,729	2,847	10,752	2,708
Public Sector and Other	5,118	1,391	1,397	1,421	1,446	5,655	1,430	1,437	1,455	1,511	5,833	1,471
Wholesale	4,021	1,002	1,021	1,001	974	3,998	993	964	927	864	3,748	849
Total Operating Revenues	29,537	7,580	7,677	7,699	7,957	30,913	7,783	7,851	7,893	8,007	31,534	7,719

Operating Expenses
Cost of services	11,436	2,701	2,815	2,782	2,796	11,094	2,710	2,660	2,657	2,832	10,859	2,591
Cost of wireless equipment	3,991	977	1,093	1,060	1,304	4,434	1,036	1,101	1,110	1,313	4,560	1,057
Selling, general and administrative expense	6,827	1,894	1,848	1,868	1,838	7,448	1,864	1,930	1,900	1,995	7,689	1,981
Depreciation and amortization expense	4,472	1,102	1,126	1,131	1,124	4,483	1,059	1,059	1,072	1,068	4,258	1,042
Total Operating Expenses	26,726	6,674	6,882	6,841	7,062	27,459	6,669	6,750	6,739	7,208	27,366	6,671

Operating Income	$2,811	$906	$795	$858	$895	$3,454	$1,114	$1,101	$1,154	$799	$4,168	$1,048
Operating Income Margin	9.5%	12.0%	10.4%	11.1%	11.2%	11.2%	14.3%	14.0%	14.6%	10.0%	13.2%	13.6%

Segment EBITDA	$7,283	$2,008	$1,921	$1,989	$2,019	$7,937	$2,173	$2,160	$2,226	$1,867	$8,426	$2,090
Segment EBITDA Margin	24.7%	26.5%	25.0%	25.8%	25.4%	25.7%	27.9%	27.5%	28.2%	23.3%	26.7%	27.1%

Footnotes:
The segment financial results and metrics above are adjusted to exclude the effects of special items, as the Company’s chief operating decision maker excludes these items in assessing segment performance.

Certain intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Business - Selected Operating Statistics

	2017				2018				2019
Unaudited	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q

Connections (‘000) :
Wireless retail postpaid connections	20,495	20,878	21,306	21,786	22,190	22,638	23,073	23,492	23,827

Fios video connections	69	70	71	71	72	73	74	74	76
Fios Internet connections	271	277	282	285	289	296	302	307	311
Fios digital connections	340	347	353	356	361	369	376	381	387
Broadband connections	536	531	525	518	512	509	506	501	497
Voice connections	6,294	6,139	6,022	5,893	5,769	5,639	5,529	5,400	5,269

Gross Additions (‘000) :
Wireless retail postpaid	958	1,028	1,038	1,111	1,080	1,162	1,163	1,211	1,143

Net Additions Detail (‘000) (1) :
Wireless retail postpaid	216	334	366	406	315	384	364	334	262
Wireless retail postpaid phones	90	168	166	152	129	182	183	131	119

Fios video	1	1	1	—	1	1	1	—	2
Fios Internet	4	6	5	3	4	7	6	5	4
Fios digital	5	7	6	3	5	8	7	5	6
Broadband	(4)	(5)	(6)	(7)	(6)	(3)	(3)	(5)	(4)
Voice	(145)	(155)	(117)	(129)	(124)	(130)	(110)	(129)	(131)

Churn Rate :
Wireless retail postpaid	1.22%	1.12%	1.06%	1.09%	1.16%	1.16%	1.17%	1.26%	1.24%
Wireless retail postpaid phones	1.01%	0.90%	0.87%	0.89%	0.95%	0.96%	0.95%	1.07%	1.02%

Revenue Statistics (in millions):
Wireless service revenue	$2,753	$2,717	$2,790	$2,833	$2,501	$2,615	$2,687	$2,681	$2,694
Fios revenues	$191	$193	$196	$208	$217	$218	$222	$226	$243

Other Wireless Statistics:
Wireless retail postpaid upgrade rate (2)	5.5%	5.8%	5.4%	6.0%	4.9%	4.6%	4.8%	5.3%	4.4%
Total wireless Internet postpaid base (2)	32.0%	32.1%	32.4%	32.8%	32.9%	33.1%	33.1%	33.4%	33.4%

Footnotes:
(1) Connection net additions exclude acquisitions and adjustments.

(2) Statistics presented as of end of period.

The segment financial results and metrics above are adjusted to exclude the effects of special items, as the Company’s chief operating decision maker excludes these items in assessing segment performance.

Certain Intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Supplemental Information - Wireless Historical Financial Results

To assist investors and users in understanding trends in our new segment results, we provide the following supplemental schedule which contains historical Wireless segment results.

										(dollars in millions)
	2016	2017					2018					2019
Unaudited	Full Year	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	1Q

Operating Revenues
Service	$66,580	$15,778	$15,622	$15,841	$15,880	$63,121	$15,402	$15,754	$15,966	$15,898	$63,020	$16,072
Equipment	17,515	3,764	4,298	4,352	6,475	18,889	5,040	5,044	5,353	6,821	22,258	4,931
Other	5,091	1,336	1,362	1,387	1,416	5,501	1,458	1,651	1,654	1,693	6,456	1,697
Total Operating Revenues	89,186	20,878	21,282	21,580	23,771	87,511	21,900	22,449	22,973	24,412	91,734	22,700

Operating Expenses
Cost of services	9,031	2,187	2,219	2,270	2,210	8,886	2,215	2,335	2,350	2,351	9,251	2,456
Cost of equipment	22,238	4,808	5,035	4,965	7,339	22,147	5,309	5,397	5,489	7,128	23,323	5,198
Selling, general and administrative expense	18,881	4,469	4,271	4,376	4,760	17,876	3,899	3,984	4,169	4,552	16,604	4,281
Depreciation and amortization expense	9,183	2,338	2,347	2,366	2,344	9,395	2,428	2,459	2,454	2,395	9,736	2,299
Total Operating Expenses	59,333	13,802	13,872	13,977	16,653	58,304	13,851	14,175	14,462	16,426	58,914	14,234

Operating Income	$29,853	$7,076	$7,410	$7,603	$7,118	$29,207	$8,049	$8,274	$8,511	$7,986	$32,820	$8,466
Operating Income Margin	33.5%	33.9%	34.8%	35.2%	29.9%	33.4%	36.8%	36.9%	37.0%	32.7%	35.8%	37.3%

Segment EBITDA	$39,036	$9,414	$9,757	$9,969	$9,462	$38,602	$10,477	$10,733	$10,965	$10,381	$42,556	$10,765
Segment EBITDA Margin	43.8%	45.1%	45.8%	46.2%	39.8%	44.1%	47.8%	47.8%	47.7%	42.5%	46.4%	47.4%

Footnotes:
The segment financial results and metrics above are adjusted to exclude the effects of special items.

Certain Intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Supplemental Information - Wireless Historical Operating Statistics

To assist investors and users in understanding trends in our new segment results, we provide the following supplemental schedule which contains historical Wireless segment results.

	2017				2018				2019
Unaudited	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q

Connections (‘000)
Retail postpaid	108,483	109,088	109,686	110,854	111,114	111,622	112,135	113,353	113,407
Retail prepaid	5,430	5,448	5,588	5,403	5,068	4,832	4,736	4,646	4,479
Total retail	113,913	114,536	115,274	116,257	116,182	116,454	116,871	117,999	117,886

Net Add Detail (‘000) (1)
Retail postpaid	(307)	614	603	1,174	260	531	515	1,220	61
Retail prepaid	(17)	19	139	(184)	(335)	(236)	(96)	(90)	(176)
Total retail	(324)	633	742	990	(75)	295	419	1,130	(115)

Account Statistics
Retail postpaid accounts (‘000) (2)	35,270	35,334	35,364	35,404	35,333	35,309	35,309	35,427	35,338
Retail postpaid connections per account (2)	3.08	3.09	3.10	3.13	3.14	3.16	3.18	3.20	3.21
Retail postpaid ARPA (3)(4)	$136.98	$134.89	$136.31	$135.78	$131.71	$134.56	$136.58	$135.11	$136.68

Churn Detail
Retail postpaid	1.15%	0.94%	0.97%	1.00%	1.04%	0.97%	1.04%	1.08%	1.12%
Retail	1.39%	1.18%	1.19%	1.24%	1.28%	1.18%	1.22%	1.24%	1.31%

Retail Postpaid Connection Statistics (2)
Total smartphone postpaid phone base	88.1%	88.8%	89.4%	90.1%	90.7%	91.2%	91.7%	92.2%	92.7%
Total Internet postpaid base	18.3%	18.4%	18.6%	19.0%	19.2%	19.4%	19.4%	19.7%	19.7%

Footnotes:
(1) Connection net additions exclude acquisitions and adjustments.

(2) Statistics presented as of end of period.

(3) Retail postpaid ARPA - average service revenue per account from retail postpaid accounts.

(4) ARPA for periods beginning after January 1, 2018 reflect the adoption of Accounting Standard Update 2014-09, “Revenue from Contracts with Customers (Topic 606)”. ARPA for periods ending prior to January 1, 2018 were calculated based on the guidance per ASC Topic 605, "Revenue Recognition". Accordingly, amounts are not calculated on a comparative basis.

The segment financial results and metrics above are adjusted to exclude the effects of special items.

Certain Intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Supplemental Information - Wireline Historical Financial Results

To assist investors and users in understanding trends in our new segment results, we provide the following supplemental schedule which contains historical Wireline segment results.

										(dollars in millions)
	2016	2017					2018					2019
Unaudited	Full Year	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	1Q

Operating Revenues
Consumer Markets	$12,751	$3,201	$3,184	$3,204	$3,188	$12,777	$3,150	$3,132	$3,138	$3,169	$12,589	$3,153
Enterprise Solutions	9,164	2,311	2,309	2,262	2,285	9,167	2,240	2,211	2,172	2,217	8,840	2,140
Partner Solutions	4,927	1,229	1,235	1,244	1,209	4,917	1,228	1,200	1,166	1,098	4,692	1,075
Business Markets	3,356	879	918	903	885	3,585	871	850	840	836	3,397	828
Other	312	62	73	49	50	234	68	66	55	53	242	68
Total Operating Revenues	30,510	7,682	7,719	7,662	7,617	30,680	7,557	7,459	7,371	7,373	29,760	7,264

Operating Expenses
Cost of services	18,353	4,419	4,542	4,496	4,465	17,922	4,475	4,377	4,371	4,478	17,701	4,186
Selling, general and administrative expense	6,476	1,582	1,582	1,552	1,558	6,274	1,479	1,577	1,498	1,597	6,151	1,606
Depreciation and amortization expense	5,975	1,475	1,548	1,549	1,532	6,104	1,534	1,524	1,552	1,571	6,181	1,560
Total Operating Expenses	30,804	7,476	7,672	7,597	7,555	30,300	7,488	7,478	7,421	7,646	30,033	7,352

Operating Income (Loss)	$(294)	$206	$47	$65	$62	$380	$69	$(19)	$(50)	$(273)	$(273)	$(88)
Operating Income (Loss) Margin	(1.0)%	2.7%	0.6%	0.8%	0.8%	1.2%	0.9%	(0.3)%	(0.7)%	(3.7)%	(0.9)%	(1.2)%

Segment EBITDA	$5,681	$1,681	$1,595	$1,614	$1,594	$6,484	$1,603	$1,505	$1,502	$1,298	$5,908	$1,472
Segment EBITDA Margin	18.6%	21.9%	20.7%	21.1%	20.9%	21.1%	21.2%	20.2%	20.4%	17.6%	19.9%	20.3%

Footnotes:
The segment financial results and metrics above are adjusted to exclude the effects of special items.

Certain Intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Supplemental Information - Wireline Historical Operating Statistics

To assist investors and users in understanding trends in our new segment results, we provide the following supplemental schedule which contains historical Wireline segment results.

	2017				2018				2019
Unaudited	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q

Connections (‘000)
Fios video connections	4,681	4,666	4,648	4,619	4,597	4,560	4,497	4,451	4,398
Fios Internet connections	5,688	5,737	5,803	5,850	5,916	5,959	6,013	6,067	6,119
Fios digital voice residence connections	3,887	3,909	3,920	3,905	3,891	3,863	3,833	3,803	3,758
Fios digital connections	14,256	14,312	14,371	14,374	14,404	14,382	14,343	14,321	14,275
Broadband connections	7,011	6,988	6,978	6,959	6,966	6,956	6,958	6,961	6,973
Voice connections	13,634	13,352	13,100	12,821	12,555	12,270	12,009	11,732	11,453

Net Add Detail (‘000)
Fios video connections	(13)	(15)	(18)	(29)	(22)	(37)	(63)	(46)	(53)
Fios Internet connections	35	49	66	47	66	43	54	54	52
Fios digital voice residence connections	(8)	22	11	(15)	(14)	(28)	(30)	(30)	(45)
Fios digital connections	14	56	59	3	30	(22)	(39)	(22)	(46)
Broadband connections	(27)	(23)	(10)	(19)	7	(10)	2	3	12
Voice connections	(305)	(282)	(252)	(279)	(266)	(285)	(261)	(277)	(279)

Revenue Statistics
Fios revenues (in millions)	$2,891	$2,899	$2,942	$2,959	$2,951	$2,956	$2,986	$3,046	$3,057

Footnotes:
The segment financial results and metrics above are adjusted to exclude the effects of special items.

Certain Intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Supplemental Information - Wireless Service Revenue

We adopted Accounting Standard Update 2014-09, "Revenue from Contracts with Customers (Topic 606)" on January 1, 2018, using the modified retrospective application. This adoption method does not impact periods prior to January 1, 2018, which continue to reflect the accounting treatment prior to the adoption of Topic 606. As a result, financial results for periods prior to January 1, 2018 are not comparable with financial results subsequent to such date. To provide comparability to our results, we provide the following supplemental schedule which contains certain financial information on a pre-adoption of Topic 606 basis under the operating structure that was effective on April 1, 2019.

Consumer - Wireless Service Revenue
										(dollars in millions)
	12 Months	3 Months	3 Months	3 Months	3 Months	12 Months	3 Months	3 Months	3 Months	3 Months	12 Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
Unaudited	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	12/31/18
Wireless Service Revenue	$55,649	$13,009	$12,881	$13,034	$13,030	$51,954	$12,881	$13,122	$13,257	$13,199	$52,458
Adjustments	—	—	—	—	—	—	67	(17)	(7)	(10)	33
Wireless Service Revenue without adoption of Topic 606	$55,649	$13,009	$12,881	$13,034	$13,030	$51,954	$12,948	$13,105	$13,250	$13,189	$52,491
YoY % Growth						(6.6)%	(0.5)%	1.7%	1.7%	1.2%	1.0%

Business - Wireless Service Revenue
										(dollars in millions)
	12 Months	3 Months	3 Months	3 Months	3 Months	12 Months	3 Months	3 Months	3 Months	3 Months	12 Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
Unaudited	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	12/31/18
Wireless Service Revenue	$10,808	$2,753	$2,717	$2,790	$2,833	$11,094	$2,501	$2,615	$2,687	$2,681	$10,484
Adjustments	—	—	—	—	—	—	313	275	286	296	1,170
Wireless Service Revenue without adoption of Topic 606	$10,808	$2,753	$2,717	$2,790	$2,833	$11,094	$2,814	$2,890	$2,973	$2,977	$11,654
YoY % Growth						2.6%	2.2%	6.4%	6.6%	5.1%	5%

Verizon Communications Inc.

Non-GAAP Measures
Verizon's financial information was prepared in conformity with generally accepted accounting principles in the United States (GAAP) as well as on a non-GAAP basis. It is management's intent to provide non-GAAP financial information to enhance the understanding of Verizon's GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. We believe that non-GAAP measures provide relevant and useful information, which is used by management, investors and other users of our financial information in assessing both consolidated and segment performance. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be directly comparable to that of other companies.

EBITDA and EBITDA Margin Related Non-GAAP Measures

Segment EBITDA and Segment EBITDA Margin are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude depreciation and amortization expense related primarily to capital expenditures and acquisitions that occurred in prior periods, as well as in evaluating operating performance in relation to Verizon’s competitors. Further, the exclusion of the impact of Topic 606 enables comparability to prior period performance and trend analysis.

Segment EBITDA is calculated by adding back depreciation and amortization expense to segment operating income. Segment EBITDA Margin is calculated by dividing Segment EBITDA by segment total operating revenues.

Segment EBITDA Excluding Impact of Topic 606 is calculated by adding back depreciation and amortization expense to segment operating income and excluding the impact of Topic 606. Segment EBITDA Margin Excluding Impact of Topic 606 is calculated by dividing Segment EBITDA Excluding Impact of Topic 606 by segment total operating revenues excluding the impact of Topic 606.

Supplemental Information - Wireless and Wireline

The Wireless and Wireline segment results included in the Supplemental Information are non-GAAP financial measures that we believe provide relevant and useful information to investors and other users of our financial information in reconciling our new segment results, effective April 1, 2019, to our previously reported segment results prior to our strategic reorganization. This supplemental operating information is also provided to assist investors and users in understanding trends in our new segment results.

The Wireless and Wireline segment results are calculated by adjusting total reportable segments operating revenues and operating expenses for (1) intersegments revenues that have been eliminated under the new structure, and (2) the impact of VZ Connect and other early-stage development businesses previously included in Corporate. Total reportable segments operating revenues and operating expenses are calculated by aggregating the total operating revenues and operating expenses from our Verizon Consumer Group and Verizon Business Group. This supplemental operating information should be considered in addition to, but not as a substitute for, our segment financial information.

Verizon Communications Inc.

Supplemental Information

VZ 2.0 to Historical Financial Results Reconciliation (1)

We provide a supplemental discussion of our business under the operating structure that was effective on April 1, 2019. The following table presents a reconciliation of our supplemental Wireless and Wireline segment results.

	2016 Full Year
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$89,501	$29,537	$119,038	$658	$119,696	$66,580	$17,515	$5,091	$89,186	$12,751	$9,164	$4,927	$3,356	$312	$30,510	$119,696

Operating Expenses
Cost of services	15,101	11,436	26,537	847	27,384				9,031						18,353	27,384
Cost of wireless equipment	18,247	3,991	22,238	—	22,238				22,238						—	22,238
Selling, general and administrative expense	18,832	6,827	25,659	(302)	25,357				18,881						6,476	25,357
Depreciation and amortization expense	10,792	4,472	15,264	(106)	15,158				9,183						5,975	15,158
Total Operating Expenses	62,972	26,726	89,698	439	90,137				59,333						30,804	90,137
Operating Income / (Loss)	$26,529	$2,811	29,340	$219	$29,559				$29,853						$(294)	$29,559
Add Depreciation and amortization expense	10,792	4,472	15,264	(106)	15,158				9,183						5,975	15,158
Segment EBITDA	$37,321	$7,283	44,604	$113	$44,717				$39,036						$5,681	$44,717
Operating Income/(Loss) Margin	29.6%	9.5%							33.5%						(1.0)%
Segment EBITDA Margin	41.7%	24.7%							43.8%						18.6%

	1Q '2017
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$20,903	$7,580	$28,483	$77	$28,560	$15,778	$3,764	$1,336	$20,878	$3,201	$2,311	$1,229	$879	$62	$7,682	$28,560

Operating Expenses
Cost of services	3,717	2,701	6,418	188	6,606				2,187						4,419	6,606
Cost of wireless equipment	3,831	977	4,808	—	4,808				4,808						—	4,808
Selling, general and administrative expense	4,315	1,894	6,209	(158)	6,051				4,469						1,582	6,051
Depreciation and amortization expense	2,781	1,102	3,883	(70)	3,813				2,338						1,475	3,813
Total Operating Expenses	14,644	6,674	21,318	(40)	21,278				13,802						7,476	21,278
Operating Income	$6,259	$906	$7,165	$117	$7,282				$7,076						$206	$7,282
Add Depreciation and amortization expense	2,781	1,102	3,883	(70)	3,813				2,338						1,475	3,813
Segment EBITDA	$9,040	$2,008	$11,048	$47	$11,095				$9,414						$1,681	$11,095
Operating Income Margin	29.9%	12.0%							33.9%						2.7%
Segment EBITDA Margin	43.2%	26.5%							45.1%						21.9%

Footnotes:
(1) Information presented for VZ 2.0 and historical financial results includes intersegment transactions.

(2) Adjustment represents intersegment revenues that have been eliminated under the new structure net of the impact of VZ Connect and other early-stage development businesses previously included in Corporate.

Verizon Communications Inc.

VZ 2.0 to Historical Financial Results Reconciliation (1)

	2Q '2017
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$21,273	$7,677	$28,950	$51	$29,001	$15,622	$4,298	$1,362	$21,282	$3,184	$2,309	$1,235	$918	$73	$7,719	$29,001

Operating Expenses
Cost of services	3,764	2,815	6,579	182	6,761				2,219						4,542	6,761
Cost of wireless equipment	3,942	1,093	5,035	—	5,035				5,035						—	5,035
Selling, general and administrative expense	4,136	1,848	5,984	(131)	5,853				4,271						1,582	5,853
Depreciation and amortization expense	2,842	1,126	3,968	(73)	3,895				2,347						1,548	3,895
Total Operating Expenses	14,684	6,882	21,566	(22)	21,544				13,872						7,672	21,544
Operating Income	$6,589	$795	$7,384	$73	$7,457				$7,410						$47	$7,457
Add Depreciation and amortization expense	2,842	1,126	3,968	(73)	3,895				2,347						1,548	3,895
Segment EBITDA	$9,431	$1,921	$11,352	$—	$11,352				$9,757						$1,595	$11,352
Operating Income Margin	31.0%	10.4%							34.8%						0.6%
Segment EBITDA Margin	44.3%	25.0%							45.8%						20.7%

	3Q '2017
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$21,484	$7,699	$29,183	$59	$29,242	$15,841	$4,352	$1,387	$21,580	$3,204	$2,262	$1,244	$903	$49	$7,662	$29,242

Operating Expenses
Cost of services	3,814	2,782	6,596	170	6,766				2,270						4,496	6,766
Cost of wireless equipment	3,905	1,060	4,965	—	4,965				4,965						—	4,965
Selling, general and administrative expense	4,191	1,868	6,059	(131)	5,928				4,376						1,552	5,928
Depreciation and amortization expense	2,857	1,131	3,988	(73)	3,915				2,366						1,549	3,915
Total Operating Expenses	14,767	6,841	21,608	(34)	21,574				13,977						7,597	21,574
Operating Income	$6,717	$858	$7,575	$93	$7,668				$7,603						$65	$7,668
Add Depreciation and amortization expense	2,857	1,131	3,988	(73)	3,915				2,366						1,549	3,915
Segment EBITDA	$9,574	$1,989	$11,563	$20	$11,583				$9,969						$1,614	$11,583
Operating Income Margin	31.3%	11.1%							35.2%						0.8%
Segment EBITDA Margin	44.6%	25.8%							46.2%						21.1%

Footnotes:
(1) Information presented for VZ 2.0 and historical financial results includes intersegment transactions.

(2) Adjustment represents intersegment revenues that have been eliminated under the new structure net of the impact of VZ Connect and other early-stage development businesses previously included in Corporate.

Verizon Communications Inc.

VZ 2.0 to Historical Financial Results Reconciliation (1)

	4Q '2017
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$23,394	$7,957	$31,351	$37	$31,388	$15,880	$6,475	$1,416	$23,771	$3,188	$2,285	$1,209	$885	$50	$7,617	$31,388

Operating Expenses
Cost of services	3,686	2,796	6,482	193	6,675				2,210						4,465	6,675
Cost of wireless equipment	6,035	1,304	7,339	—	7,339				7,339						—	7,339
Selling, general and administrative expense	4,650	1,838	6,488	(170)	6,318				4,760						1,558	6,318
Depreciation and amortization expense	2,828	1,124	3,952	(76)	3,876				2,344						1,532	3,876
Total Operating Expenses	17,199	7,062	24,261	(53)	24,208				16,653						7,555	24,208
Operating Income	$6,195	$895	$7,090	$90	$7,180				$7,118						$62	$7,180
Add Depreciation and amortization expense	2,828	1,124	3,952	(76)	3,876				2,344						1,532	3,876
Segment EBITDA	$9,023	$2,019	$11,042	$14	$11,056				$9,462						$1,594	$11,056
Operating Income Margin	26.5%	11.2%							29.9%						0.8%
Segment EBITDA Margin	38.6%	25.4%							39.8%						20.9%

	2017 Full Year
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$87,054	$30,913	$117,967	$224	$118,191	$63,121	$18,889	$5,501	$87,511	$12,777	$9,167	$4,917	$3,585	$234	$30,680	$118,191

Operating Expenses
Cost of services	14,981	11,094	26,075	733	26,808				8,886						17,922	26,808
Cost of wireless equipment	17,713	4,434	22,147	—	22,147				22,147						—	22,147
Selling, general and administrative expense	17,292	7,448	24,740	(590)	24,150				17,876						6,274	24,150
Depreciation and amortization expense	11,308	4,483	15,791	(292)	15,499				9,395						6,104	15,499
Total Operating Expenses	61,294	27,459	88,753	(149)	88,604				58,304						30,300	88,604
Operating Income	$25,760	$3,454	$29,214	$373	$29,587				$29,207						$380	$29,587
Add Depreciation and amortization expense	11,308	4,483	15,791	(292)	15,499				9,395						6,104	15,499
Segment EBITDA	$37,068	$7,937	$45,005	$81	$45,086				$38,602						$6,484	$45,086
Operating Income Margin	29.6%	11.2%							33.4%						1.2%
Segment EBITDA Margin	42.6%	25.7%							44.1%						21.1%

Footnotes:
(1) Information presented for VZ 2.0 and historical financial results includes intersegment transactions.

(2) Adjustment represents intersegment revenues that have been eliminated under the new structure net of the impact of VZ Connect and other early-stage development businesses previously included in Corporate.

Verizon Communications Inc.

VZ 2.0 to Historical Financial Results Reconciliation (1)

	1Q '2018
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$21,627	$7,783	$29,410	$47	$29,457	$15,402	$5,040	$1,458	$21,900	$3,150	$2,240	$1,228	$871	$68	$7,557	$29,457

Operating Expenses
Cost of services	3,773	2,710	6,483	207	6,690				2,215						4,475	6,690
Cost of wireless equipment	4,273	1,036	5,309	—	5,309				5,309						—	5,309
Selling, general and administrative expense	3,671	1,864	5,535	(157)	5,378				3,899						1,479	5,378
Depreciation and amortization expense	2,975	1,059	4,034	(72)	3,962				2,428						1,534	3,962
Total Operating Expenses	14,692	6,669	21,361	(22)	21,339				13,851						7,488	21,339
Operating Income	$6,935	$1,114	$8,049	$69	$8,118				$8,049						$69	$8,118
Add Depreciation and amortization expense	2,975	1,059	4,034	(72)	3,962				2,428						1,534	3,962
Segment EBITDA	$9,910	$2,173	$12,083	$(3)	$12,080				$10,477						$1,603	$12,080
Operating Income Margin	32.1%	14.3%							36.8%						0.9%
Segment EBITDA Margin	45.8%	27.9%							47.8%						21.2%

	2Q '2018
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$22,003	$7,851	$29,854	$54	$29,908	$15,754	$5,044	$1,651	$22,449	$3,132	$2,211	$1,200	$850	$66	$7,459	$29,908

Operating Expenses
Cost of services	3,842	2,660	6,502	210	6,712				2,335						4,377	6,712
Cost of wireless equipment	4,296	1,101	5,397	—	5,397				5,397						—	5,397
Selling, general and administrative expense	3,808	1,930	5,738	(177)	5,561				3,984						1,577	5,561
Depreciation and amortization expense	2,997	1,059	4,056	(73)	3,983				2,459						1,524	3,983
Total Operating Expenses	14,943	6,750	21,693	(40)	21,653				14,175						7,478	21,653
Operating Income / (Loss)	$7,060	$1,101	$8,161	$94	$8,255				$8,274						$(19)	$8,255
Add Depreciation and amortization expense	2,997	1,059	4,056	(73)	3,983				2,459						1,524	3,983
Segment EBITDA	$10,057	$2,160	$12,217	$21	$12,238				$10,733						$1,505	$12,238
Operating Income/(Loss) Margin	32.1%	14.0%							36.9%						(0.3)%
Segment EBITDA Margin	45.7%	27.5%							47.8%						20.2%

Footnotes:
(1) Information presented for VZ 2.0 and historical financial results includes intersegment transactions.

(2) Adjustment represents intersegment revenues that have been eliminated under the new structure net of the impact of VZ Connect and other early-stage development businesses previously included in Corporate.

Verizon Communications Inc.

VZ 2.0 to Historical Financial Results Reconciliation (1)

	3Q '2018
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$22,399	$7,893	$30,292	$52	$30,344	$15,966	$5,353	$1,654	$22,973	$3,138	$2,172	$1,166	$840	$55	$7,371	$30,344

Operating Expenses
Cost of services	3,850	2,657	6,507	214	6,721				2,350						4,371	6,721
Cost of wireless equipment	4,379	1,110	5,489	—	5,489				5,489						—	5,489
Selling, general and administrative expense	3,947	1,900	5,847	(180)	5,667				4,169						1,498	5,667
Depreciation and amortization expense	3,010	1,072	4,082	(76)	4,006				2,454						1,552	4,006
Total Operating Expenses	15,186	6,739	21,925	(42)	21,883				14,462						7,421	21,883
Operating Income / (Loss)	$7,213	$1,154	$8,367	$94	$8,461				$8,511						$(50)	$8,461
Add Depreciation and amortization expense	3,010	1,072	4,082	(76)	4,006				2,454						1,552	4,006
Segment EBITDA	$10,223	$2,226	$12,449	$18	$12,467				$10,965						$1,502	$12,467
Operating Income/(Loss) Margin	32.2%	14.6%							37%						(0.7)%
Segment EBITDA Margin	45.6%	28.2%							47.7%						20.4%

	4Q '2018
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$23,733	$8,007	$31,740	$45	$31,785	$15,898	$6,821	$1,693	$24,412	$3,169	$2,217	$1,098	$836	$53	$7,373	$31,785

Operating Expenses
Cost of services	3,870	2,832	6,702	127	6,829				2,351						4,478	6,829
Cost of wireless equipment	5,815	1,313	7,128	—	7,128				7,128						—	7,128
Selling, general and administrative expense	4,275	1,995	6,270	(121)	6,149				4,552						1,597	6,149
Depreciation and amortization expense	2,970	1,068	4,038	(72)	3,966				2,395						1,571	3,966
Total Operating Expenses	16,930	7,208	24,138	(66)	24,072				16,426						7,646	24,072
Operating Income / (Loss)	$6,803	$799	$7,602	$111	$7,713				$7,986						$(273)	$7,713
Add Depreciation and amortization expense	2,970	1,068	4,038	(72)	3,966				2,395						1,571	3,966
Segment EBITDA	$9,773	$1,867	$11,640	$39	$11,679				$10,381						$1,298	$11,679
Operating Income/(Loss) Margin	28.7%	10.0%							32.7%						(3.7)%
Segment EBITDA Margin	41.2%	23.3%							42.5%						17.6%

Footnotes:
(1) Information presented for VZ 2.0 and historical financial results includes intersegment transactions.

(2) Adjustment represents intersegment revenues that have been eliminated under the new structure net of the impact of VZ Connect and other early-stage development businesses previously included in Corporate.

Verizon Communications Inc.

VZ 2.0 to Historical Financial Results Reconciliation (1)

	2018 Full Year
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$89,762	$31,534	$121,296	$198	$121,494	$63,020	$22,258	$6,456	$91,734	$12,589	$8,840	$4,692	$3,397	$242	$29,760	$121,494

Operating Expenses
Cost of services	15,335	10,859	26,194	758	26,952				9,251						17,701	26,952
Cost of wireless equipment	18,763	4,560	23,323	—	23,323				23,323						—	23,323
Selling, general and administrative expense	15,701	7,689	23,390	(635)	22,755				16,604						6,151	22,755
Depreciation and amortization expense	11,952	4,258	16,210	(293)	15,917				9,736						6,181	15,917
Total Operating Expenses	61,751	27,366	89,117	(170)	88,947				58,914						30,033	88,947
Operating Income / (Loss)	$28,011	$4,168	$32,179	$368	$32,547				$32,820						$(273)	$32,547
Add Depreciation and amortization expense	11,952	4,258	16,210	(293)	15,917				9,736						6,181	15,917
Segment EBITDA	$39,963	$8,426	$48,389	$75	$48,464				$42,556						$5,908	$48,464
Operating Income/(Loss) Margin	31.2%	13.2%							35.8%						(0.9)%
Segment EBITDA Margin	44.5%	26.7%							46.4%						19.9%

	1Q '2019
														(dollars in millions)
	VZ 2.0					Historical
	Consumer	Business	Total reportable segments	Adjustments (2)	Adjusted Total Reportable Segments	Wireless				Wireline						Historical Total Reportable Segments
Unaudited						Service	Equipment	Other	Total Wireless	Consumer Markets	Enterprise Solutions	Partner Solutions	Business Markets	Other	Total Wireline
External Operating Revenues
Total Operating Revenues	$22,148	$7,719	$29,867	$97	$29,964	$16,072	$4,931	$1,697	$22,700	$3,153	$2,140	$1,075	$828	$68	$7,264	$29,964

Operating Expenses
Cost of services	3,879	2,591	6,470	172	6,642				2,456						4,186	6,642
Cost of wireless equipment	4,142	1,057	5,199	(1)	5,198				5,198						—	5,198
Selling, general and administrative expense	3,983	1,981	5,964	(77)	5,887				4,281						1,606	5,887
Depreciation and amortization expense	2,894	1,042	3,936	(77)	3,859				2,299						1,560	3,859
Total Operating Expenses	14,898	6,671	21,569	17	21,586				14,234						7,352	21,586
Operating Income / (Loss)	$7,250	$1,048	$8,298	$80	$8,378				$8,466						$(88)	$8,378
Add Depreciation and amortization expense	2,894	1,042	3,936	(77)	3,859				2,299						1,560	3,859
Segment EBITDA	$10,144	$2,090	$12,234	$3	$12,237				$10,765						$1,472	$12,237
Operating Income/(Loss) Margin	32.7%	13.6%							37.3%						(1.2)%
Segment EBITDA Margin	45.8%	27.1%							47.4%						20.3%

Footnotes:
(1) Information presented for VZ 2.0 and historical financial results includes intersegment transactions.

(2) Adjustment represents intersegment revenues that have been eliminated under the new structure net of the impact of VZ Connect and other early-stage development businesses previously included in Corporate.

Verizon Communications Inc.

Excluding Impact of Topic 606 (1)(2)

Consumer

					(dollars in millions)
	3 Mos. Ended 3/31/18			3 Mos. Ended 3/31/17	Year Over Year
Unaudited	As recast	Adjustments	Balances without adoption of Topic 606 (3)	As recast	$ Change	% Change

Operating Revenues	$21,627	$(12)	$21,615	$20,903	$712	3.4
Operating Expenses	14,692	342	15,034	14,644	390	2.7
Operating Income	$6,935	$(354)	$6,581	$6,259	$322	5.1
Add Depreciation and amortization expense	2,975	—	2,975	2,781	194	7.0
Segment EBITDA	$9,910	$(354)	$9,556	$9,040	$516	5.7
Operating Income Margin Excluding Impact of Topic 606			30.4%
Segment EBITDA Margin Excluding Impact of Topic 606			44.2%

					(dollars in millions)
	3 Mos. Ended 6/30/18			3 Mos. Ended 6/30/17	Year Over Year
Unaudited	As recast	Adjustments	Balances without adoption of Topic 606 (3)	As recast	$ Change	% Change

Operating Revenues	$22,003	$(103)	$21,900	$21,273	$627	2.9
Operating Expenses	14,943	276	15,219	14,684	535	3.6
Operating Income	$7,060	$(379)	$6,681	$6,589	$92	1.4
Add Depreciation and amortization expense	2,997	—	2,997	2,842	155	5.5
Segment EBITDA	$10,057	$(379)	$9,678	$9,431	$247	2.6
Operating Income Margin Excluding Impact of Topic 606			30.5%
Segment EBITDA Margin Excluding Impact of Topic 606			44.2%

					(dollars in millions)
	3 Mos. Ended 9/30/18			3 Mos. Ended 9/30/17	Year Over Year
Unaudited	As recast	Adjustments	Balances without adoption of Topic 606 (3)	As recast	$ Change	% Change

Operating Revenues	$22,399	$(50)	$22,349	$21,484	$865	4.0
Operating Expenses	15,186	260	15,446	14,767	679	4.6
Operating Income	$7,213	$(310)	$6,903	$6,717	$186	2.8
Add Depreciation and amortization expense	3,010	—	3,010	2,857	153	5.4
Segment EBITDA	$10,223	$(310)	$9,913	$9,574	$339	3.5
Operating Income Margin Excluding Impact of Topic 606			30.9%
Segment EBITDA Margin Excluding Impact of Topic 606			44.4%

Footnotes:
(1) The financial results above are adjusted to exclude the effects of special items, as the Company’s chief operating decision maker excludes these items in assessing segment performance.

(2) Certain intersegment transactions with corporate entities have not been eliminated.

(3) Amounts exclude impacts of Accounting Standard Update 2014-09, “Revenue from Contracts with Customers (Topic 606)”, which we adopted on January 1, 2018.

Verizon Communications Inc.

Excluding Impact of Topic 606 (1)(2)

Consumer

					(dollars in millions)
	3 Mos. Ended 12/31/18			3 Mos. Ended 12/31/17	Year Over Year
Unaudited	As recast	Adjustments	Balances without adoption of Topic 606 (3)	As recast	$ Change	% Change

Operating Revenues	$23,733	$(121)	$23,612	$23,394	$218	0.9
Operating Expenses	16,930	412	17,342	17,199	143	0.8
Operating Income	$6,803	$(533)	$6,270	$6,195	$75	1.2
Add Depreciation and amortization expense	2,970	—	2,970	2,828	142	5.0
Segment EBITDA	$9,773	$(533)	$9,240	$9,023	$217	2.4
Operating Income Margin Excluding Impact of Topic 606			26.6%
Segment EBITDA Margin Excluding Impact of Topic 606			39.1%

					(dollars in millions)
	12 Mos. Ended 12/31/18			12 Mos. Ended 12/31/17	Year Over Year
Unaudited	As recast	Adjustments	Balances without adoption of Topic 606 (3)	As recast	$ Change	% Change

Operating Revenues	$89,762	$(286)	$89,476	$87,054	$2,422	2.8
Operating Expenses	61,751	1,290	63,041	61,294	1,747	2.9
Operating Income	$28,011	$(1,576)	$26,435	$25,760	$675	2.6
Add Depreciation and amortization expense	11,952	—	11,952	11,308	644	5.7
Segment EBITDA	$39,963	$(1,576)	$38,387	$37,068	$1,319	3.6
Operating Income Margin Excluding Impact of Topic 606			29.5%
Segment EBITDA Margin Excluding Impact of Topic 606			42.9%

Footnotes:
(1) The financial results above are adjusted to exclude the effects of special items, as the Company’s chief operating decision maker excludes these items in assessing segment performance.

(2) Certain intersegment transactions with corporate entities have not been eliminated.

(3) Amounts exclude impacts of Accounting Standard Update 2014-09, “Revenue from Contracts with Customers (Topic 606)”, which we adopted on January 1, 2018.

Verizon Communications Inc.

Excluding Impact of Topic 606 (1)(2)

Business

					(dollars in millions)
	3 Mos. Ended 3/31/18			3 Mos. Ended 3/31/17	Year Over Year
Unaudited	As recast	Adjustments	Balances without adoption of Topic 606 (3)	As recast	$ Change	% Change

Operating Revenues	$7,783	$(41)	$7,742	$7,580	$162	2.1
Operating Expenses	6,669	31	6,700	6,674	26	0.4
Operating Income	$1,114	$(72)	$1,042	$906	$136	15.0
Add Depreciation and amortization expense	1,059	—	1,059	1,102	(43)	(3.9)
Segment EBITDA	$2,173	$(72)	$2,101	$2,008	$93	4.6
Operating Income Margin Excluding Impact of Topic 606			13.5%
Segment EBITDA Margin Excluding Impact of Topic 606			27.1%

					(dollars in millions)
	3 Mos. Ended 6/30/18			3 Mos. Ended 6/30/17	Year Over Year
Unaudited	As recast	Adjustments	Balances without adoption of Topic 606 (3)	As recast	$ Change	% Change

Operating Revenues	$7,851	$(60)	$7,791	$7,677	$114	1.5
Operating Expenses	6,750	41	6,791	6,882	(91)	(1.3)
Operating Income	$1,101	$(101)	$1,000	$795	$205	25.8
Add Depreciation and amortization expense	1,059	—	1,059	1,126	(67)	(6.0)
Segment EBITDA	$2,160	$(101)	$2,059	$1,921	$138	7.2
Operating Income Margin Excluding Impact of Topic 606			12.8%
Segment EBITDA Margin Excluding Impact of Topic 606			26.4%

					(dollars in millions)
	3 Mos. Ended 9/30/18			3 Mos. Ended 9/30/17	Year Over Year
Unaudited	As recast	Adjustments	Balances without adoption of Topic 606 (3)	As recast	$ Change	% Change

Operating Revenues	$7,893	$(23)	$7,870	$7,699	$171	2.2
Operating Expenses	6,739	31	6,770	6,841	(71)	(1.0)
Operating Income	$1,154	$(54)	$1,100	$858	$242	28.2
Add Depreciation and amortization expense	1,072	—	1,072	1,131	(59)	(5.2)
Segment EBITDA	$2,226	$(54)	$2,172	$1,989	$183	9.2
Operating Income Margin Excluding Impact of Topic 606			14.0%
Segment EBITDA Margin Excluding Impact of Topic 606			27.6%

Footnotes:
(1) The financial results above are adjusted to exclude the effects of special items, as the Company’s chief operating decision maker excludes these items in assessing segment performance.

(2) Certain intersegment transactions with corporate entities have not been eliminated.

(3) Amounts exclude impacts of Accounting Standard Update 2014-09, “Revenue from Contracts with Customers (Topic 606)”, which we adopted on January 1, 2018.

Verizon Communications Inc.

Excluding Impact of Topic 606 (1)(2)

Business

					(dollars in millions)
	3 Mos. Ended 12/31/18			3 Mos. Ended 12/31/17	Year Over Year
Unaudited	As recast	Adjustments	Balances without adoption of Topic 606 (3)	As recast	$ Change	% Change

Operating Revenues	$8,007	$(41)	$7,966	$7,957	$9	0.1
Operating Expenses	7,208	27	7,235	7,062	173	2.4
Operating Income	$799	$(68)	$731	$895	$(164)	(18.3)
Add Depreciation and amortization expense	1,068	—	1,068	1,124	(56)	(5.0)
Segment EBITDA	$1,867	$(68)	$1,799	$2,019	$(220)	(10.9)
Operating Income Margin Excluding Impact of Topic 606			9.2%
Segment EBITDA Margin Excluding Impact of Topic 606			22.6%

					(dollars in millions)
	12 Mos. Ended 12/31/18			12 Mos. Ended 12/31/17	Year Over Year
Unaudited	As recast	Adjustments	Balances without adoption of Topic 606 (3)	As recast	$ Change	% Change

Operating Revenues	$31,534	$(165)	$31,369	$30,913	$456	1.5
Operating Expenses	27,366	130	27,496	27,459	37	0.1
Operating Income	$4,168	$(295)	$3,873	$3,454	$419	12.1
Add Depreciation and amortization expense	4,258	—	4,258	4,483	(225)	(5.0)
Segment EBITDA	$8,426	$(295)	$8,131	$7,937	$194	2.4
Operating Income Margin Excluding Impact of Topic 606			12.3%
Segment EBITDA Margin Excluding Impact of Topic 606			25.9%

Footnotes:
(1) The financial results above are adjusted to exclude the effects of special items, as the Company’s chief operating decision maker excludes these items in assessing segment performance.

(2) Certain intersegment transactions with corporate entities have not been eliminated.

(3) Amounts exclude impacts of Accounting Standard Update 2014-09, “Revenue from Contracts with Customers (Topic 606)”, which we adopted on January 1, 2018.